SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENTS OF ADDITIONAL INFORMATION
                              OF THE LISTED FUND:

                              ---------------------


                              DWS Technology Fund

________________________________________________________________________________

The following information replaces the existing disclosure contained in the "Compensation of Portfolio Managers" subsection under the "Management of the Fund" section of the Fund's Statements of Additional Information ("SAIs"):

Compensation of Portfolio Managers
----------------------------------

Portfolio managers are eligible for total compensation comprised of base salary and variable compensation.

Base Salary - Base salary is linked to job functions, responsibilities and financial services industry peer comparison through the use of extensive market data surveys.

Variable Compensation - Generally, variable compensation comprises a greater proportion of total compensation as a portfolio manager's seniority and compensation levels increase. Variable Compensation may include a cash bonus incentive, and potential participation in long-term incentive programs including but not limited to, Deutsche Bank equity, equity linked vehicle, and restricted cash. Variable compensation is determined based on an analysis of a number of factors, including among other things, the performance of Deutsche Bank, the performance of the Asset Management division, and the portfolio manager's individual contribution. In evaluating individual contribution, management will consider a combination of quantitative and qualitative factors. Top performing investment professionals earn a total compensation package that is highly competitive. As variable compensation increases, the percentage awarded in long-term incentives also increases. Long-term incentives are subject to a clawback provision for unvested portions only during the three-year life of the plan should the individual engage in any conduct that is a significant breach of DB policies and procedures.

o The quantitative analysis of a portfolio manager's individual performance is based on, among other factors, performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-, three-, and five-year period relative to the appropriate Morningstar and Lipper peer group universes and/or benchmark index(es) with respect to each account. Additionally, the portfolio manager's retail/institutional asset mix is weighted, as appropriate for evaluation purposes. Generally the benchmark index used is a benchmark index set forth in the fund's prospectus to which the fund's performance is compared. Additional or different appropriate peer group or benchmark indices may also be used. Primary weight is given to pre-tax portfolio performance over three-year and five-year time periods (adjusted as appropriate if the portfolio manager has served for less than five years) with lesser consideration given to portfolio performance over a one-year period. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor.

o The qualitative analysis of a portfolio manager's individual performance is based on, among other things, the results of an annual management and internal peer review process, and management's assessment of overall portfolio manager contributions to investor relations, the investment process and overall performance (distinct from fund and other account performance). Other factors, including contributions made to the investment team, as well as adherence to Compliance Policies and Procedures, Risk Management procedures, the firm's Code of Ethics and "living the values" of the Advisor are also factors.

The quantitative analysis of a portfolio manager's performance is given more weight in determining variable compensation than the qualitative portion.

The following information supplements the existing disclosure contained in the "Fund Ownership" and "Conflicts of Interest" subsections under the "Management of the Fund" section of the Fund's SAIs:

Fund Ownership of Portfolio Managers

The following table shows the dollar range of shares owned beneficially and of record by each member of the Fund's portfolio management team in the Fund as well as in all DWS Funds as a group (i.e., those funds advised by Deutsche Asset Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of May 31, 2009.

                                   Dollar Range of         Dollar Range of All
                                     Fund Shares             DWS Fund Shares
Name of Portfolio Manager               Owned                     Owned
-------------------------               -----                     -----

Frederic L. Fayolle                        $0           $1-$10,000
Walter Holick                              $0           $500,001-$1,000,000

Because the Fund's portfolio managers are not resident in the US, they generally do not invest in US registered investment companies, such as the Fund, on account of US tax and other regulatory limitations applicable to foreign investors.

Conflicts of Interest

In addition to managing the assets of the Fund, the Fund's portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by the portfolio manager. Total assets attributed to the portfolio managers in the tables below include total assets of each account managed by them, although the managers may only manage a portion of such account's assets. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of May 31, 2009.

Other SEC Registered Investment Companies Managed:

                                                                   Number of
                                                                   Investment
                            Number of      Total Assets of          Company           Total Assets of
                           Registered         Registered         Accounts with          Performance-
Name of Portfolio          Investment         Investment          Performance-           Based Fee
Manager                     Companies         Companies            Based Fee              Accounts
-------                     ---------         ---------            ---------              --------
Frederic L. Fayolle       0              $0                    0                   $0
Walter Holick             0              $0                    0                   $0





Other Pooled Investment Vehicles Managed:

                                                                 Number of Pooled
                            Number of                           Investment Vehicle       Total Assets
                             Pooled        Total Assets of        Accounts with        of Performance-
Name of Portfolio          Investment           Pooled          Performance-Based         Based Fee
Manager                     Vehicles     Investment Vehicles           Fee                 Accounts
-------                     --------     -------------------           ---                 --------

Frederic L. Fayolle       2              $68,894,466           2                     $68,894,466
Walter Holick             2              $363,512,175          0                     $0

Other Accounts Managed:

                                                                                         Total Assets
                                                                 Number of Other              of
                             Number                               Accounts with          Performance-
Name of Portfolio           of Other       Total Assets of         Performance-           Based Fee
Manager                     Accounts        Other Accounts          Based Fee              Accounts
-------                     --------        --------------          ---------              --------

Frederic L. Fayolle       0              $0                    0                     $0
Walter Holick             0              $0                    0                     $0









               Please Retain This Supplement for Future Reference

October 6, 2009